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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):            April 25, 2003


                            OYO GEOSPACE CORPORATION
               (Exact name of registrant as specified in charter)



        Delaware                  001-13601               76-0447780
(State of Incorporation)    (Commission File No.)      (I.R.S. Employer
                                                      Identification No.)


           12750 South Kirkwood, Suite 200
                    Stafford, Texas                         77477
      (Address of Principal Executive Offices)            (Zip Code)



                                 (281) 494-8282
              (Registrant's Telephone Number, Including Area Code)


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Item 7 (c). Exhibits.

     Exhibit 99.1 Press Release dated April 25, 2003.

Item 9. Regulation FD Disclosure.

On April 25, 2003 OYO Geospace Corporation issued a press release reporting its earnings results for the second quarter. The press release is attached hereto as
Exhibit 99.1. The foregoing description is qualified by reference to such exhibit. The information contained in this report is being furnished pursuant to
Item 12 under Item 9 of Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OYO GEOSPACE CORPORATION

Dated: April 25, 2003               By:  /s/ GARY D OWENS
                                         ---------------------------------------
                                         Gary D. Owens
                                         Chairman of the Board President and
                                         Chief Executive Officer


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                                INDEX TO EXHIBITS

     Exhibit                      Description
     -------                      -----------
       99.1              Press Release dated April 25, 2003.

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